SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
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CENTILLIUM COMMUNICATIONS, INC.

(Name of Registrant as Specified in its Charter)

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Centillium Communications, Inc. 47211 Lakeview Boulevard Fremont, California 94538 (510) 771-3700 Faraj Aalaei Chief Executive Officer

May 7, 2002

To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Centillium Communications, Inc. to be held on Tuesday, June 11, 2002, at 2:00 p.m. Pacific time at our corporate headquarters in Fremont, California. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the enclosed Notice of Annual Meeting and Proxy Statement.

Also enclosed in this mailing, in addition to this document, are our 2001 Annual Report, which contains information about Centillium's business, including our 2001 financial statements; a proxy card for you to record your vote; and a return envelope for your proxy card.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your representation at the annual meeting, if you do not attend in person. Please review the instructions on the proxy card regarding specific instructions on how to vote by proxy.

Thank you for your ongoing support of, and continued interest in, Centillium.

Sincerely,

Faraj Aalaei
Chief Executive Officer

CENTILLIUM COMMUNICATIONS, INC. 47211 Lakeview Boulevard Fremont, California 94538

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 11, 2002

TO OUR STOCKHOLDERS:

The Annual Meeting of Stockholders of Centillium Communications, Inc. will be held at our corporate headquarters, 47211 Lakeview Boulevard, Fremont, California 94538, on Tuesday, June 11, 2001, at 2:00 p.m., Pacific Time, for the following purposes:

1. To elect two Class II directors, each for a term of three years;

2. To ratify the appointment of Ernst & Young LLP as our independent accountants for the fiscal year ending December 31, 2002; and

3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 16, 2002 are entitled to vote at the meeting or any adjournment thereof.

All stockholders are invited to attend the meeting in person. Whether or not you plan to attend the meeting, to assure your representation at the meeting, please promptly sign and return the accompanying proxy card in the enclosed return envelope. Any stockholder of record attending the meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

Arthur F. Schneiderman
Secretary

Fremont, California
May 7, 2002

TABLE OF CONTENTS

Questions and Answers about the Proxy Materials and the Annual Meeting	2
Information Concerning Solicitation and Voting

General Who Can Vote Revoking Your Proxy Required Votes	5 5 5 5

Proposal One: Election of Directors

Nominees
Required Vote; Recommendation of the Board
Directors Not Standing For Election
Board Meetings and Committees
Compensation Committee Interlocks and Insider Participation
Directors' Compensation

6 6 7 8 8 8

Report of the Audit Committee	10

Report of the Compensation Committee	11

Executive Officers and Executive Compensation

Executive Officers
Summary Compensation Table
Option Grants in Last Fiscal Year
Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
2001 Option Exchange and Supplemental Option Grant Program
Change of Control Agreements
Indemnification Agreements

13 14 14 15 15 16 16

Common Stock Ownership of Certain Beneficial Owners and Management	17

Certain Relationships and Related Transactions

Affiliated Relationships Loan to Executive Officer	19 19

Stock Price Performance Graph	20

Proposal Two: Ratification of Appointment of Independent Accountants

Audit and Related Fees Required Vote; Recommendation of the Board	21 21

Other Information

Annual Report Other Business at the Annual Meeting Method and Cost of Solicitation Section 16(a) Beneficial Ownership Reporting Compliance Deadline for Receipt of Stockholder Proposals	22 22 22 22 23

Appendix A: Charter of the Audit Committee	A-1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: Why am I receiving these materials?

A: Our Board of Directors is providing these proxy materials to you in connection with our annual meeting of stockholders, which will take place on June 11, 2002. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q: What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2001 Annual Report, a proxy card to record your vote and a return envelope are also enclosed.

Q: What proposals will be voted on at the annual meeting?

A: There are two proposals scheduled to be voted on at the annual meeting:
  the election of two directors, each to serve terms of three years; and
  the ratification of the appointment of Ernst & Young as our independent auditors.

Q: What is the Board's voting recommendation?

A: Our Board of Directors recommends that you vote your shares "FOR" each of the director nominees and "FOR" the ratification of the appointment of Ernst & Young as our independent auditors.

Q: Which of my shares can be voted?

A: You can vote all shares you owned as of the close of business on April 16, 2002. These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Mellon Investor Services, you are considered the stockholder of record of those shares. As the stockholder of record, you have the right to grant your voting proxy directly to Centillium or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q: How can I vote my shares in person at the annual meeting?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q: How can I vote my shares without attending the annual meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting. You may vote by granting a proxy for those shares you hold directly as the stockholder of record or, for shares held in street name, by submitting voting instructions to your broker or nominee using the voting instruction card provided by your broker or nominee.

Q: Can I change my vote?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: How are votes counted?

A: In the election of directors, you may vote "FOR" the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposal, you may vote "FOR", "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

Q: What is the voting requirement to approve each of the proposals?

A: The two director nominees receiving the highest number of affirmative votes of the shares present or represented at the annual meeting and entitled to vote shall be elected as Class II directors. The ratification of Ernst & Young as our independent auditors requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described below in "What is the quorum requirement for the annual meeting?" In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q: What does it mean if I receive more than one proxy or voting instruction card?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: Where can I find the voting results of the annual meeting?

A: We will announce the preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ending June 30, 2002, which will be filed by mid-August.

Q: What happens if additional proposals are presented at the annual meeting?

A: Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the person named as proxy holder, Darrel Slack, our Vice President and Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason either of the nominees is not available as a candidate for director, the person named as proxy holder will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: What is the quorum requirement for the annual meeting?

A: The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted as of the April 16, 2002. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non- votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non- votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q: Who will count the vote?

A: A representative of Mellon Investor Services will tabulate the votes and act as the Inspector of Elections.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Centillium or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board of Directors. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to management.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: Centillium will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q: May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

A: You may submit proposals for consideration at future annual stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year's annual meeting, the written proposal must be received by us no later than January 7, 2003, and should contain such information as required under our bylaws. Such proposals will need to comply with the U.S. Securities and Exchange Commission's regulations regarding the inclusion of stockholder proposals in Centillium-sponsored proxy materials.

You may contact our corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

CENTILLIUM COMMUNICATIONS, INC.

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

Our Board of Directors is soliciting proxies to be used at our annual meeting of stockholders to be held at our corporate headquarters, 47211 Lakeview Boulevard, Fremont, California 94538, on Tuesday, June 11, 2002, at 2:00 p.m., Pacific Daylight Time, or at any adjournment of the annual meeting.

This proxy statement, the accompanying proxy card and our 2001 Annual Report were mailed on or about May 7, 2002, to all stockholders entitled to vote at the meeting.

Who Can Vote

Record holders of our common stock at the close of business on April 16, 2002, may vote at the meeting. On April 16, 2002, 34,636,776 shares of our common stock were outstanding. Each stockholder has one vote for each share of common stock. Our common stock does not have cumulative voting rights.

How To Vote

Stockholders may vote by mail by signing, dating and mailing the enclosed proxy card. Stockholders who hold their shares through a bank or broker should vote their shares in the manner prescribed by their brokers. If you do not specify how to vote your shares on your proxy card, we will vote them in accordance with the recommendations of our Board of Directors for the proposals described in this proxy statement and on any other business that may come before the meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is exercised by:

    sending a written notice of revocation to the Secretary of Centillium;
    submitting a properly signed proxy with a later date; or
    voting in person at the meeting.

Required Votes

A majority of the shares of common stock issued and outstanding on April 16, 2002, present in person at the meeting or represented at the meeting by proxy, will constitute a quorum. Shares that are voted "FOR", "AGAINST", "ABSTAIN" or "WITHHELD" from a proposal are treated as being present at the meeting for purposes of establishing a quorum.

The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they don't have discretionary voting authority and haven't received instructions as to how to vote on those proposals (so-called "broker non-votes") are not considered "shares present" and will not affect the outcome of the vote.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Directors are elected to serve staggered three-year terms, such that the term of one class of directors expires each year. There are currently two directors in each of Class I and Class II and three directors in Class III. Two Class II directors will be elected at this Annual Meeting for a three-year term ending in 2005. We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for the nominee, we will vote your shares for that other person.

Nominees
Name of Nominee	Age	Principal Occupation
Kamran Elahian	53	General Partner, Global Catalyst Partners
Lip-Bu Tan	42	Chairman, Walden International

Set forth below are each nominee's principal occupation during the past five (5) years. There are no family relationships among any directors or executive officers of Centillium.

Kamran Elahian is one of our co-founders and has served as Chairman of the Board since we started operations in April 1997. Mr. Elahian has co-founded eleven Silicon Valley companies since 1981, including CAE Systems, a computer-aided engineering software company; Cirrus Logic, a semiconductor company; Momenta Corporation, a pen-based computer company; NeoMagic, a multimedia accelerator IC company; Planetweb, an Internet appliance software company; Actelis Networks, a broadband communications system company; Global Catalyst Partners, a venture capital fund for investments in communications product companies; Informative, an Internet software company; Entopia, a knowledge management software company; and Greenfield Networks, a Telecommunications IC company; he also founded Schools Online, a non-profit organization providing PCs and Internet connections to schools through the world. In addition, Mr. Elahian currently serves as the Chairman of Global Catalyst Partners and several privately held companies, including Planetweb, Actelis Networks, Informative, Entopia, Probix, Greenfield Networks, UltraPhotonics, and Opticalis. Mr. Elahian holds a B.S. in Computer Science, a B.S. in Mathematics and an M.E. in Computer Graphics from the University of Utah.

Lip-Bu Tan has served on the Board of Centillium Communications since April 1997. Mr. Tan is the Founder and Chairman of Walden International, a venture capital firm. Mr. Tan is currently a director of Accelerated Networks, Inc.; Creative Technology Ltd.; Integrated Silicon Solutions, Inc.; Sina.com; and several other private portfolio companies. Mr. Tan holds an M.S. in Nuclear Engineering from the Massachusetts Institute of Technology, an M.B.A. from the University of San Francisco, and a B.S. in Physics from Nanyang University, Singapore.

Required Vote; Recommendation of the Board

The two nominees for director receiving the highest number of affirmative votes of shares entitled to be voted for them shall be elected as Class II directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE REELECTION OF KAMRAN ELAHIAN AND LIP-BU TAN AS CLASS II DIRECTORS.

Directors Not Standing For Election

The members of our Board of Directors whose terms do not expire at this year's annual meeting and who therefore are not standing for election at this year's annual meeting are set forth below.
Name	Age	Class and Year in Which Term Expires	Principal Occupation
Faraj Aalaei	41	Class III, 2003	Chief Executive Officer, Centillium
Jere Drummond	62	Class III, 2003	Vice Chairman (retired), BellSouth Corp.
Irwin Federman	66	Class I, 2004	General Partner, U.S. Venture Partners
Robert C. Hawk	62	Class I, 2004	President, Hawk Communications
Shahin Hedayat	42	Class III, 2003	President, Centillium

Faraj Aalaei is our Chief Executive Officer and one of our co-founders. Mr. Aalaei served as our Vice President, Marketing and Business Development, from our inception in February 1997 until January 2000, when he was named Chief Executive Officer. Prior to co-founding our Company, Mr. Aalaei was Director of Access Products at Fujitsu Network Communications, Inc., a designer and manufacturer of fiber-optic transmission and broadband switching platforms, from October 1993 to March 1997. Mr. Aalaei designed advanced telecommunications products at AT&T Bell Laboratories, a telecommunications company, from May 1985 to October 1993. Mr. Aalaei received a B.S. in Electrical Engineering from Wentworth Institute of Technology, an M.S. in Electrical Engineering from the University of Massachusetts and an M.B.A. from the University of New Hampshire.

Jere Drummond has served on our Board of Directors since May 2000. Mr. Drummond has been a senior executive at BellSouth Corp. since 1982, retiring as BellSouth's Vice Chairman on December 31, 2001. Mr. Drummond is a corporate director of J. A. Jones, Inc. and Borg-Warner Automotive, Inc. He also serves on the boards of several non-profit organizations, including the Atlanta Symphony Orchestra, the Robert W. Woodruff Arts Center in Atlanta, The Science and Technology Museum of Atlanta, and United Way of Metropolitan Atlanta. He is also a trustee of the Georgia Tech Foundation, the Georgia State University Foundation, Atlanta Landmarks, and Darlington School. A native of Rome, Georgia, Mr. Drummond graduated from Georgia Institute of Technology and holds Master's Degrees from Georgia State University and Massachusetts Institute of Technology (MIT), where he was a Sloan Fellow.

Irwin Federman has served on our Board of Directors since May 1998. Mr. Federman has been a general partner of U.S. Venture Partners, a venture capital firm, since April 1990. Mr. Federman serves on the boards of directors of Check Point Software Technologies, Inc., a network security software company; Netro Corporation, a broadband wireless access systems company; Nuance Communications, Inc., a speech recognition software company; SanDisk Corporation, a solid-state storage system company; and various private corporations. Mr. Federman holds a B.S. degree in Economics from Brooklyn College.

Robert C. Hawk has served on our Board of Directors since November 1997. Mr. Hawk is President of Hawk Communications, Inc., a telecommunications company, and retired President and Chief Executive Officer of U.S. West Multimedia Communications, Inc., where he headed the cable, data and telephone communications business from 1985 to 1996. Previously, he was President of the Carrier Division of U.S. West. Mr. Hawk also served as Vice President of Marketing and Strategic Planning for CXC Corporation, and as a director of Advanced Systems Development for AT&T/American Bell, a telecommunications company. Mr. Hawk currently serves on the boards of Covad Communications Company and several private companies. Mr. Hawk holds a B.A. in Business Administration from the University of Iowa and an M.B.A. from the University of San Francisco.

Shahin Hedayat is our President and one of our co-founders. Mr. Hedayat served as our Vice President, Engineering, Chief Technical Officer and a Director from our inception in February 1997 until January 2000, when he was named President. Mr. Hedayat has more than 18 years experience in the semiconductor industry. From September 1985 to February 1997, Mr. Hedayat held various positions at Cirrus Logic, including Vice President of Engineering for Computer Telephony products. He was the architect of V.32bis and V.34 products, which achieved multi-million unit shipments. Mr. Hedayat holds seven U.S. patents. Mr. Hedayat received a B.S. and an M.S. in Electrical Engineering from the University of Michigan at Ann Arbor.

Board Meetings and Committees

Our Board of Directors held six meetings during 2001. Each director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of which he was a member during fiscal 2001, except for Mr. Jere Drummond, who attended 50% of the meetings of the Board of Directors.

The Board of Directors currently has two standing committees: the audit committee and the compensation committee.

Audit Committee

The Audit Committee recommends engagement of the independent auditors and is primarily responsible for reviewing and approving the scope of the audit and other services performed by our independent auditors and for reviewing and evaluating our accounting principles and systems of internal accounting controls. The Audit Committee meets with management and our independent auditors, who have access to the Audit Committee without the presence of management representatives. The Audit Committee is currently comprised of Mr. Federman, Mr. Hawk and Mr. Tan. The Audit Committee met four times during 2001.

Compensation Committee

The Compensation Committee makes recommendations to the Board of Directors concerning the salaries and other compensation paid to the executive officers, the granting of employee stock options and other compensation-related issues. The Compensation Committee is currently comprised of Mr. Hawk and Mr. Tan. The Compensation Committee met once during 2001.

Compensation Committee Interlocks and Insider Participation

Our Board of Directors established the Compensation Committee in April 1999. Prior to establishing the Compensation Committee, our Board of Directors as a whole performed the functions delegated to the Compensation Committee. No member of our Compensation Committee has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. Since the formation of the Compensation Committee, none of its members has been an officer or employee of Centillium.

Directors' Compensation

Directors who are also our employees (currently Mr. Aalaei and Mr. Hedayat) receive no additional or special remuneration for serving as directors.

Non-employee directors are eligible to receive options to purchase shares of our common stock. These options are issued under our Amended and Restated 1997 Stock Plan, which provides for grants of stock options to non-employee directors. Beginning in March 2002, non-employee Directors receive cash compensation of $1,500 for each Board or Committee meeting attended in person and $500 for each Board or Committee meeting attended via conference call. Also beginning in March 2002, Directors who serve on the Audit Committee annually receive options to purchase 2,000 shares of our common stock under the 1997 Plan, which shares will vest after one year.

From time to time, the Board of Directors may, in its discretion, make option grants to non-employee directors to provide adequate incentives to attract and retain qualified outside directors. In April of 2001, each of our non-employee directors, Messrs. Drummond, Elahian, Federman, Hawk and Tan, received a grant of 20,000 shares. In October 2001, Mr. Elahian, our Chairman, received a grant of 74,000 shares. Also in October of 2001, each of our non-employee directors, Messrs. Drummond, Elahian, Federman, Hawk and Tan received a grant of 40,000 shares. All shares vest over four years.

The exercise price of options granted to members of our Board of Directors has in each case been equal to the fair market value of our common stock on the date of grant.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of three directors, each of whom is independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written Audit Committee Charter, a copy of which is attached as Appendix A.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as Centillium's independent auditors. Management is responsible for financial reporting process and internal controls. The independent auditors are responsible for performing an independent audit of Centillium's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in Centillium's 2001 Annual Report with management and the independent auditors.

The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Audit Committee discussed with the independent auditors the auditors' independence from Centillium and our management, including the written disclosures submitted to the Audit Committee by the independent auditors as required by the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Centillium's Annual Report on Form 10-K for the year ended December 31, 2001.

Audit Committee of the Board of Directors

Irwin Federman
Robert C. Hawk
Lip-Bu Tan

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee, comprised of non-employee directors, sets, reviews and administers our executive compensation program. The role of the Compensation Committee is to establish and approve the compensation of our Chief Executive Officer and our other executive officers.

Compensation Philosophy. Our compensation philosophy is that cash incentive compensation of executive officers should be directly linked to our short-term performance and that longer-term incentives, such as stock options, should be aligned with the objective of enhancing stockholder value over the long term. The use of stock options clearly links the interests of our officers and employees to the interests of our stockholders. In addition, the Compensation Committee believes that total compensation packages must be competitive with other companies in the industry to ensure that Centillium can continue to attract, retain and motivate key employees who are critical to our long-term success.

Components of Executive Compensation. The principal components of executive compensation are currently base salary, cash bonus and stock options.

Base salaries are set based on competitive factors and the historic salary structure for various levels of responsibility within Centillium. The Compensation Committee periodically conducts surveys of companies in our industry in order to determine whether our executive base salaries are in a competitive range. Generally, salaries are set in the middle of the range. In addition, we rely on variable compensation in order to emphasize the importance of performance.

The principal equity component of executive compensation is our employee stock option program. Stock options are generally granted when an executive joins us and additional options may be granted from time-to-time thereafter. The options granted to executives generally vest over a four (4) year period, although exceptions may be made when deemed necessary or appropriate. We intend to grant additional options to executive officers from time-to-time based on performance and potential. Stock options provide a means of retention and motivation for our senior level executives and also align the executive's interests with long-term stock price appreciation. In addition, executives are eligible to participate in a payroll deduction employee stock purchase plan pursuant to which stock may be purchased at 85% of the fair market value at the beginning or end of each offering period, whichever is less (up to a maximum of $25,000 worth of stock per calendar year or 10% of salary, whichever is less).

Other elements of executive compensation include the ability to participate in a company-wide life insurance program, supplemental life insurance, long-term disability insurance, company-wide medical benefits and the ability to defer compensation pursuant to a company-wide 401(k) plan.

We instituted a bonus program in 2001 open to all employees, including our Executive Officers, as part of our incentive and retention policy. This bonus program is based on Company financial goals. Employees are eligible to participate based on their level of responsibility, and provided that they are employed at least two months prior to the beginning of each bonus period, are employed full time during the bonus period, and are employed at the time the bonus is to be paid. Employees, including Executive Officers, are also eligible for individual bonuses in the case of exemplary performance.

Chief Executive Officer Compensation. Compensation for Faraj Aalaei, our Chief Executive Officer, is consistent with the philosophies and practices described above for executive officers in general. During 2001, Mr. Aalaei was paid a cash salary of $272,308, received $18,750 in connection with his participation in the Company bonus program, and was granted options to purchase 250,000 shares of our common stock. During 2001, Mr. Aalaei received no other material compensation or benefits not provided to all executive officers.

Ongoing Review. The Compensation Committee will be evaluating our compensation policies on an ongoing basis to determine whether they are appropriate to attract, retain and motivate key personnel. The Compensation Committee may determine accordingly that it is appropriate to increase salaries, award additional stock options or grants of restricted stock, make loans or provide other short-term or long-term compensation to senior managers, including executive officers.

Compensation Committee of the Board of Directors

Robert C. Hawk
Lip-Bu Tan

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

In addition to Mr. Aalaei, our Chief Executive Officer, and Mr. Hedayat, our President, whose information appears above, set forth below are each of our other executive officers. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Todd DeBonis	37	Vice President, Worldwide Sales
William F. Mackenzie	35	Vice President, Operations
Surendra Mandava	43	Vice President and General Manager
Darrel Slack	38	Vice President and Chief Financial Officer

Todd DeBonis joined us as Vice President of Worldwide Sales in February 2002. Mr. DeBonis brings more than thirteen years experience in sales and marketing with industry-leading communications equipment and semiconductor companies. He joins Centillium from Ishoni Networks where he was Vice President of Worldwide Sales. Prior to joining Ishoni, Mr. DeBonis served as Vice President of Sales and Marketing at Infineon Technologies Corporation and prior to that was President of Viscom Corporation, a consultant to several major semiconductor manufacturers.

William F. Mackenzie has served as our Vice President, Operations since May 1998. Mr. Mackenzie was Corporate Director of Customer Quality and Reliability Systems at LSI Logic from March 1996 to May 1998 and worked at LSI Canada as Director of Operations from August 1990 to March 1996. Mr. Mackenzie also served as Manager of Process Engineering, Motorola Semiconductors, Inc. in Scotland. Mr. Mackenzie holds a B.Sc. (Hon.) in Applied Physics from the University of Strathclyde in Scotland.

Surendra Babu Mandava is one of our co-founders, and has served as our General Manager, Access and Network Units since September 2000 and a Vice President since December 1999. He had served as our Director of Design Engineering since we commenced operations in February 1997. From November 1992 to February 1997, Mr. Mandava held various positions at Cirrus Logic, including Manager, Integrated Circuit Design. Mr. Mandava holds a M.S. in Electrical Engineering from the Indian Institute of Technology and a B.S. in Electronics & Communications from the Regional Engineering College in Trichy, India.

Darrel Slack has served as our Vice President and Chief Financial Officer since January 2002. He had previously served as Centillium's Interim CFO since September 2001; he joined Centillium in May 2000 as Director of Business Development. Before joining Centillium, Mr. Slack worked as an investment banker with Credit Suisse First Boston serving clients in the communications semiconductor industry. Prior to CSFB, Mr. Slack worked as an investment banker with Salomon Smith Barney in the general technology practice. Prior to investment banking, he served ten years as a U.S. Air Force officer and pilot. Mr. Slack earned a Bachelor of Science degree in Computer Science from the U.S. Air Force Academy and an MBA from Stanford University.

Summary Compensation Table

The following table provides certain summary information concerning compensation paid to or accrued for our Chief Executive Officer and each of our four other most highly compensated executive officers (our "named executive officers") for our 2001, 2000 and 1999 fiscal years.

Name and Principal Position	Year	Annual Compensation		Long-Term Compensation Awards
		Salary	Bonus(1)	Securities Underlying Options(#)	All Other Compensation
Faraj Aalaei	2001	$272,308	$18,750	250,000	$0
Chief Executive Officer	2000	194,923	0	650,000	0
	1999	144,139	20,000	0	0

Shahin Hedayat	2001	231,538	15,625	175,000	0
President	2000	173,731	333	400,000	0
	1999	145,022	0	0	0

William Mackenzie	2001	171,715	61,044	10,000	0
Vice President, Operations	2000	148,269	0	160,000	0
	1999	148,882	0	30,000	0

Surendra Mandava	2001	198,423	13,469	100,000	0
Vice President and General Manager	2000	157,842	333	200,000	0
	1999	127,771	0	0	0

Jon Sherburne (2)	2001	168,108	11,288	40,000	20,701
Vice President of Worldwide Sales	2000	140,000	0	0	37,500
	1999	37,692	10,000	215,000	0

(1) The amounts disclosed in the Bonus column represent $18,750, $15,625, $11,044, $13,469 and $11,288 paid to each of Messrs. Aalaei, Hedayat, Mackenzie, Mandava and Sherburne, respectively, pursuant to the Company's Bonus Plan; $50,000 paid to Mr. Mackenzie in 2001 as a performance bonus; $333 paid to each of Messrs. Hedayat and Mandava in 2000 in connection with their participation in Centillium's Patent Bonus Plan; $20,000 paid to Mr. Aalaei in 1999 as a performance bonus, and $10,000 paid to Mr. Sherburne in 1999 as a signing bonus.

(2) Mr. Sherburne joined Centillium as Vice President of Worldwide Sales on September 13, 1999 and ceased to be an Executive Officer and employee of Centillium on February 15, 2002. The amounts disclosed in the All Other Compensation column consist of $20,701 and $37,500 in sales commissions paid to Mr. Sherburne during 2001 and 2000, respectively.

Option Grants in Last Fiscal Year

The following table sets forth information regarding stock options granted to the named executive officers during fiscal year 2001.

	Individual Grants				Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal Year	($/Share)	Expiration Date
Name					5%($)	10%($)
Faraj Aalaei	250,000	5.3%	$37.15	4/12/11	$0	$0

Shahin Hedayat	175,000	3.7%	37.15	4/12/11	0	0

William Mackenzie	10,000	0.2%	37.15	4/12/11	0	0

Surendra Mandava	100,000	2.1%	37.15	4/12/11	0	0

Jon Sherburne	40,000	0.9%	37.15	4/12/11	0	0

(1)  All options listed were granted on April 12, 2001 and pursuant to the 1997 Stock Option Plan. Option exercise prices were at the market price when granted. The options have a term of 10 years and vest over 4 years.

(2)  On December 3, 2001, all of the options listed were tendered to the Company and cancelled under the Option Exchange Program described below.

Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

The following table sets forth information regarding shares acquired by the named executive officers during 2001 on exercise of stock options and options held by the named executive officers as of December 31, 2001.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Faraj Aalaei	0	$0	500,000	0	$1,430,000	$0
Shahin Hedayat	0	0	0	0	0	0
William Mackenzie	30,000	858,328	0	0	0	0
Surendra Mandava	0	0	0	0	0	0
Jon Sherburne	0	0	0	0	0	0

(1) Based upon the market price of $7.86 per share, which was the closing price of the Company's common stock on the Nasdaq National Market on December 31, 2001, less the option exercise price payable per share.

2001 Option Exchange and Supplemental Option Grant Program

In November 2001 the Company implemented an option exchange and supplemental option grant program to address the substantial loss in value of the outstanding stock options held by the Company's employees and the increasing inability of those options to serve as a meaningful incentive for optionees to remain in the Company's employ. Under this program, each domestic employee who held outstanding options to purchase shares of common stock with an exercise price of $10.00 or more per share was given the opportunity to exchange that option for a new option for the same number of shares that would be granted at least six months and one day after the completion of the option exchange program. Alternatively, employees could elect to retain any eligible option and receive a supplemental option for a specified percentage of the shares covered by the retained option. The applicable percentage for each supplemental option ranged from a low of fifteen percent (15%) to a high of fifty percent (50%), depending upon the exercise price of the retained option. Foreign employees were not eligible to exchange options but were eligible to receive supplemental options.

On December 3, 2001 the Company accepted for exchange and cancellation options to purchase an aggregate of 5,203,418 shares of the Company's common stock representing 72% of the options eligible to be tendered under the option exchange and supplemental option grant program. The exchanged options may be reissued by the Company on or after June 4, 2002. On December 19, 2001 the Company granted supplemental options to purchase an aggregate of 666,567 shares of the Company's common stock to employees who elected not to tender any of their eligible options. The exercise price per share for those supplemental options was $7.67, the last reported trading price of the Company's common stock on the grant date.

Of the total number of options tendered under the program, options to purchase 1,485,000 shares were tendered by the executive officers named in the Summary Compensation Table which appears in this Proxy Statement, and options to purchase 110,000 additional shares were tendered by the Company's other executive officers. No supplemental options were granted under the program to the executive officers named in the Summary Compensation Table or to the Company's other executive officers.

Each new option issued in exchange for a cancelled option will continue to vest and become exercisable for the option shares in accordance with the same vesting schedule in effect for the cancelled option. Each supplemental option granted will vest beginning December 3, 2001 and become exercisable over the optionee's period of continued service as follows: twenty-five percent (25%) of the supplemental options will vest and become exercisable after one year, and will continue to vest and become exercisable in a series of 36 successive equal monthly installments upon such employee's completion of each month of employment with the Company over the 48-month period measured from December 3, 2001. The supplemental options to be granted after June 4, 2002 to employees who had tendered one or more eligible options in the program but elected to retain one or more eligible options will have the same vesting schedule and vesting commencement date as the supplemental options granted in December 2001. The exercise price per share for each new option and each supplemental option not yet granted shall be the last reported trading price of the Company's common stock on the grant date of the option.

Change of Control Agreements

During 2000, we entered into change of control severance agreements with Faraj Aalaei, our Chief Executive Officer, Shahin Hedayat, our President, and Surenda Mandava, our Vice President. Under the terms of the agreements, each of these executive officers is entitled to receive severance benefits if within 18 months following a change of control, as defined in the agreements, (1) the officer terminates his employment with the company for good reason, as defined in the agreements, (2) the company terminates his employment without cause, as defined in the agreements or (3) the officer dies or terminates employment due to disability. The severance benefits include a lump sum payment equal to 100% of the officer's annual base salary in effect immediately prior to the change of control or officer's termination, whichever is greater, and the accelerated vesting of all of the officer's then outstanding options to purchase our common stock.

During 2000, we entered into a similar agreement with Kamran Elahian, our Chairman, which agreement provides for the acceleration benefit described above but does not provide for the lump sum payment.

During 2001, we entered into letter agreements with Darrel Slack, our Chief Financial Officer, and Todd DeBonis, our Vice President of Worldwide Sales. Under the terms of the agreements, in the event we experience a change in control, following which the officer's employment is terminated or his duties significantly reduced, the vesting of his stock options will be accelerated by one year.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. Such indemnification agreements will require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock, as of April 16, 2002, by:

    each person known to us to be the beneficial owner of 5% or more of our common stock;
    each of our directors and each of our executive officers that is named in the "Executive Compensation" section below; and
    our directors and executive officers as a group.

The number of shares beneficially owned by each entity or person is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of June 15, 2002, 60 days after April 16, 2002, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

	Amount and Nature of Beneficial Ownership of Common Shares as of 4/16/02(1)
Name or Group of Beneficial Owners	Number	Percent
5% Stockholders
Putnam Investments LLC (2)	2,618,962	7.6%
One Post Office Square
Boston, MA 02109

Franklin Resources, Inc. (3)	1,904,877	5.5%
One Franklin Parkway
San Mateo, CA 94403-1906

Directors and Executive Officers
Shahin Hedayat	1,598,393	4.6%
Faraj Aalaei(4)	1,242,440	3.5%
Kamran Elahian(5)	1,227,993	3.5%
Surendra Mandava	705,690	2.0%
William Mackenzie	133,000	*
Robert Hawk(6)	79,500	*
Irwin Federman(7)	55,891	*
Lip-Bu Tan(8)	16,000	*
Jere Drummond(9)	15,000	*
All directors and executive officers as a group (11 persons)	5,073,907	14.4%

* Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1) Does not include shares underlying options tendered by the our executive officers under the Company's 2001 Option Exchange and Supplemental Option Grant Program, more fully explained above.

(2) Pursuant to Section 13(f) of the Securities and Exchange Act of 1934, information for Putnam Investments LLC is derived from that company's Form 13G for the year ended December 31, 2001, filed with the Securities Exchange Commission on February 13, 2002 and includes 1,445,040 shares held by Putnam Investment Management LLC and 1,173,922 shares held by The Putnam Advisory Company LLC. Each of Putnam Investments LLC, Putnam Investment Management LLC and The Putnam Advisory Company LLC are direct or indirect subsidiaries of Marsh & McLennan Companies, Inc. Marsh & McLennan Companies disclaims beneficial ownership of the shares held by its subsidiaries.

(3) Pursuant to Section 13(f) of the Securities and Exchange Act of 1934, information for Franklin Resources, Inc. is derived from that company's Form 13G for the year ended December 31, 2001, filed with the Securities Exchange Commission on February 14, 2002.

(4) Includes 500,000 shares underlying options that are immediately exercisable subject to a repurchase option by us which lapses as the shares vest. Also includes 75,000 shares held in trust for Mr. Aalaei's children. Mr. Aalaei disclaims ownership of the shares held by the trust.

(5) Includes 195,000 shares owned by the Kamran & Zohreh Elahian Charitable Trust and 300,000 shares subject to variable forward sale agreement expiring in November 2005. Mr. Elahian disclaims beneficial ownership of the shares held by the Trust and the shares subject to the variable forward sale agreement. Also includes 90,000 shares underlying options to purchase that will have vested by June 15, 2002.

(6) Includes 15,000 shares underlying options to purchase that will have vested by June 15, 2002.

(7) Includes 15,000 shares underlying options to purchase that will have vested by June 15, 2002.

(8) Includes 1,000 shares held by the Lip-Bu Tan & Ysa Loo Trust, and 15,000 shares underlying options that will have vested by June 15, 2002.

(9) Includes 15,000 shares underlying options to purchase that will have vested by June 15, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Affiliated Relationships

In the second quarter of 2000, we invested $990,000 in equity securities of Broadxent, Inc., a majority owned subsidiary of Creative Technology Ltd. In the second quarter of 2001, we wrote down the basis of this investment to zero as a result of impairment in the value of this asset. In the first quarter of 2002, we sold this non-current equity investment for $440,000. Lip-Bu Tan, one of our Directors, is also a director of Creative Technology Ltd.

Irwin Federman, a member of our Board of Directors, is a general partner of U.S. Venture Partners, formerly one of our major stockholders. Lip-Bu Tan, a member of our Board of Directors, is the Chairman of Walden International, also formerly one of our major stockholders. As of 12/31/01, neither U.S. Venture Partners or Walden International, nor any of their affiliates (other than shares held personally by each of Messrs. Federman and Tan as described above), held any common stock of the Company, based on the Forms 13G filed on 2/13/02 and 2/14/02 by U.S. Venture Partners and Walden International, respectively.

Loan to Executive Officer

In November 1999, in connection with the exercise of an employee stock option we received a full recourse promissory note from Jon S. Sherburne, our former Vice President of Worldwide Sales in an amount of $430,000. The note bore interest at 6% interest per year and was paid in full on June 4, 2001. Mr. Sherburne ceased to be an executive officer and employee of the Company on February 15, 2002.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the total cumulative stockholder return on our common stock with the cumulative total return of the Nasdaq National Market Index and the JP Morgan H&Q Communications Index for the period from May 24, 2000 (based on the closing price of our stock on our first day of trading on the Nasdaq National Market) through December 31, 2001. Total cumulative stockholder return assumes $100 invested at the beginning of the period in our common stock, the stocks represented in the Nasdaq National Market Index, and the stocks represented in the JP Morgan H&Q Communications Index, respectively, and assumes reinvestment of any dividends (we have paid no dividends on our common stock). Historical stock price performance should not be relied upon as indicative of future stock price performance:

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Board of Directors has appointed Ernst & Young LLP as our independent auditors to audit our consolidated financial statements for the 2002 fiscal year. During the 2001 fiscal year, Ernst & Young LLP served as our independent auditors and also provided certain tax and other consulting services. Although we are not required to seek stockholder approval of this appointment, our Board of Directors believes it to be sound corporate practice to do so. If the appointment is not ratified, the Audit Committee of the Board of Directors will investigate the reasons for stockholder rejection and the Board will reconsider the appointment.

Representatives of Ernst & Young LLP are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

Audit and Related Fees

Audit Fees

The aggregate fees billed by Ernst & Young LLP for professional services for the audit of our annual consolidated financial statements for fiscal 2001 and the review of the consolidated financial statements included in our Forms 10-Q for fiscal 2001 were $333,500.

Financial Information Systems Design and Implementation Fees

There were no services rendered nor fees billed by Ernst & Young LLP for financial information systems design and implementation for fiscal 2001.

All Other Fees

The aggregate fees billed to us for all other services rendered by Ernst & Young LLP and its foreign affiliates for fiscal 2001 were $190,027. "All other fees" includes fees of $22,243 for audit-related services involving certain acquisitions and subsidiaries of Centillium, and $167,784 of other fees for tax-related services.

The Audit Committee has determined that the provision of services rendered above for all other fees is compatible with maintaining Ernst & Young LLP's independence.

Required Vote; Recommendation of the Board

The proposal to ratify the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

OTHER INFORMATION

Annual Report

Our Annual Report to Stockholders for fiscal year 2001 was sent to our stockholders together with this proxy statement. We will furnish, without charge, a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for our most recent fiscal year, including financial statement schedules but not including the exhibits. Please direct requests to:

Investor Relations
Centillium Communications, Inc.
47211 Lakeview Boulevard
Fremont, California 94538
1-510-771-3700

Other Business at the Annual Meeting

The Board of Directors does not intend to present any business for action at the meeting other than the election of directors and the proposals set forth herein, nor does it have knowledge of any matters that may be presented by others. If any other matter properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote the shares they represent as the Board of Directors may recommend.

Method and Cost of Solicitation

The cost of solicitation of proxies will be paid by Centillium. In addition to solicitation by mail, our employees, for no additional compensation, may request the return of proxies personally or by telephone, telecopy or telegram. We will, on request, reimburse brokers and other persons holding shares for the benefit of others for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of our stock to execute proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based on our review of the copies of such forms received by us, or representations from certain reporting persons, we believe that, for fiscal year 2001, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with, with the following exceptions. Due to administrative error, Mr. Elahian's Form 4 due December 10, 2001 relating to two sales of stock was not filed and his Form 5 filed February 14, 2002 did not report several transactions during 2001. Upon discovery of the errors, these transactions were reported to the Securities and Exchange Commission on an amended Form 5. Due to administrative error, Mr. Hawk's Form 5 due February 14, 2002 reporting an option grant was filed late.

Deadline for Receipt of Stockholder Proposals

Our stockholders may submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2003 annual meeting. Any such stockholder proposals must be submitted in writing to the office of our Chief Financial Officer at the address set forth in the Notice of Annual Meeting immediately preceding this proxy statement, no later than January 7, 2003. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2003 proxy statement.

Alternatively, under our bylaws, a proposal or a nomination that the stockholder does not seek to include in our 2003 proxy statement pursuant to Rule 14a-8 may be submitted in writing to the office of our Chief Financial Officer, for the 2003 annual meeting of stockholders not less than 120 days prior to the anniversary of the date on which we first mail our proxy materials for this year's annual meeting. For our 2003 annual meeting, this means that any such proposal or nomination will be considered untimely if submitted to us later than January 7, 2002. As described in our bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our bylaws, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting.

By Order of the Board of Directors

Arthur F. Schneiderman
Secretary

Fremont, California
May 7, 2002

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

CENTILLIUM COMMUNICATIONS, INC.

Purpose

The purpose of the Audit Committee of the Board of Directors of Centillium Communications, Inc. (the "Company"), shall be to make such examinations as are necessary to monitor the Company's systems of internal control, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the Board of Directors' attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

Membership

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

    Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements;
    At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities; and
    (i) Each member will be an independent director, as defined in NASDAQ Rule 4200; or (ii) if the Board of Directors determines it to be in the best interests of the Company and its shareholders to have one (1) non-independent director, and the Board of Directors discloses the reasons for the determination, then the Company may appoint one (1) non-independent director to the Audit Committee if the director is not a current employee or officer, or an immediate family member of a current employee or officer.

Responsibilities

The responsibilities of the Audit Committee shall include:

    Reviewing on a continuing basis the adequacy of the Company's systems of internal controls.
    Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's finance department.
    Recommending the appointment of independent auditors to the Board of Directors.
    Reviewing and recommending to the full Board fee arrangements with the independent auditors.
    Reviewing and approving the independent auditors' proposed audit scope, approach, and independence.
    Reviewing the performance of the independent auditors, who shall be accountable to the Board and the Audit Committee.
    Discussing with the Company's independent auditors the financial statements and audit findings, including discussing with the Company's independent auditors any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;
    Reviewing the written disclosures and the letter from the Company's independent auditors required by ISB Standard No. 1, as may be modified or supplemented;
    Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;
    Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;
    Ensuring that the Company's independent auditors review the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;
    Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;
    Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and Audit Committee members and activities;
    Reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;
    Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;
    Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;
    If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;
    Reviewing related party transactions for potential conflicts of interest;
    Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and Item 7(e)(3) of Schedule 14A;
    Reviewing its own structure, processes and membership requirements; and
    Performing other oversight functions as requested by the full Board of Directors.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

Meetings

The Audit Committee will meet at least three times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet in executive session with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

Minutes

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

PROXY	CENTILLIUM COMMUNICATIONS	PROXY

ANNUAL MEETING OF SHAREHOLDERS

June 11, 2002
2:00 p.m. Pacific Time

      The undersigned hereby appoints Darrel Slack to act as proxy for the undersigned, and to vote all shares of Common Stock of Centillium Communications, (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held on June 11, 2002, at 2:00 p.m. Pacific Time, at the Company's headquarters, 47211 Lakeview Blvd, Fremont, CA 94538 and at any and all adjournments thereof as set forth on the reverse side.

THIS PROXY IS SOLICITED BY
THE BOARD OF DIRECTORS OF CENTILLIUM COMMUNICATIONS, INC.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" EACH OF THE PROPOSALS PRESENTED.

(Continued, and to be marked, dated and signed on the other side)

FOLD AND DETACH HERE

Please mark votes as indicated in this example.	☒

1. The election as directors of all nominees listed (except as marked by the contrary below):	FOR ☐	WITHHOLD FOR ALL ☐	2. The ratification of the appointment of Ernst & Young LLP as independent auditors of Centillium Communications, Inc. for the year ending December 31, 2002.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Kamran Elahian, Lip-Bu Tan INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below. __________________________

This proxy is revocable and will be voted as directed. If no instruction are specified, this proxy will be voted FOR each of the proposal listed. If any other business is presented at the Annual Meeting, this proxy will be voted by Darrel Slack in his best judgment. At the present time, the Board of Directors know of no other business to be presented at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy statement dated May 7, 2002 and of the Annual Report to Shareholders.

PLEASE COMPLETE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature(s) ______________________________________________________ Date ________________, 2002
NOTE: Please sign as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

FOLD AND DETACH HERE